Exhibit 10.4

ESCROW DEPOSIT AGREEMENT

This ESCROW DEPOSIT AGREEMENT (this "Agreement") dated as of this [__] day of March 2017 by and among BIOPTIX, INC., a Colorado corporation (the "Company"), having an address at 1775 38th Street, Boulder, CO 80301, [__] (the "Lead Investor") and CORPORATE STOCK TRANSFER, INC. (the "Escrow Agent"), a stock transfer agent, having an office at 3200 Cherry Creek South Drive, Suite 430, Denver, CO 80209.  All capitalized terms not herein defined shall have the meaning ascribed to them in that certain Securities Purchase Agreement, dated [___], 2017 as amended or supplemented from time-to-time, including all attachments, schedules and exhibits thereto (the "Purchase Agreement").
W I T N E S S E T H:
WHEREAS, pursuant to the terms of the Purchase Agreement the Company desires to sell (the "Offering") units of its securities (the "Units") to certain subscribers (the "Subscribers").  Each Unit is being sold at a price of $2.50 per Unit and consists of one share of the Company's common stock, no par value per share (the "Common Stock") and one Warrant to purchase one share of Common Stock; and
WHEREAS, unless the release of the Escrow Securities (as defined below) is consummated within two (2) years of the Closing Date (as defined in the Purchase Agreement), (the "Termination Date"), or within thirty (30) months of the Closing Date (the "Final Termination Date") if the Termination Date has been extended by Company and the Lead Investor, the Offering shall terminate; and
WHEREAS, the Company and Lead Investor desire to establish an escrow account with the Escrow Agent into which the Company shall deposit the Retained Shares and the Retained Warrants (as defined in the Purchase Agreement) and Escrow Agent is willing to accept said Retained Shares and Retained Warrants in accordance with the terms hereinafter set forth; and
WHEREAS, the Company represents and warrants to the Escrow Agent that it will comply with all of their respective obligations under applicable state and federal securities laws and regulations with respect to sale of the Offering; and

WHEREAS, the Company represents and warrants to the Escrow Agent that it has not stated to any individual or entity that the Escrow Agent's duties will include anything other than those duties stated in this Agreement; and
WHEREAS, the Company warrants to the Escrow Agent that a copy of each document that has been delivered to Subscribers and third parties that include Escrow Agent's name and duties, has been attached hereto as Schedule I.

NOW, THEREFORE, IT IS AGREED as follows:
1.      Delivery of Units.
(a)  The Company shall deliver the Retained Shares and Retained Warrants to the Escrow Agent (the "Escrow Account").
(b)  The Retained Shares and the Retained Warrants deposited into the Escrow Account are referred to as the "Escrow Securities."
2.     Release of Escrow Securities.  The Escrow Securities shall be released by the Escrow Agent in accordance with the following.  For the avoidance of doubt, the Escrow Agent will confirm receipt of any notice or correspondence within two (2) hours' of receipt and if no confirmation is received by either the Company or the Lead Investor, the Company shall telephonically advise the Escrow Agent of the prior delivery of such notice or correspondence:
(a)   In the event that the Company and Lead Investor advise the Escrow Agent in writing that the Offering has been terminated (the "Termination Notice"), the Escrow Agent shall promptly return the Escrow Securities to the Company.
(b)   If prior to 3:00 P.M. Eastern time on the Termination Date, the Escrow Agent receives written notice, in the form of Exhibit A, attached hereto and made a part hereof, and signed by the Company and Lead Investor, stating that the Termination Date has been extended to the Final Termination Date (the "Extension Notice"), then the Termination Date shall be so extended.
(c)   Provided that the Escrow Agent does not receive the Termination Notice in accordance with Section 2(a) on or prior to later of the Termination Date or  the date stated in the Extension Notice, if any, received by the Escrow Agent in accordance with Section 2(b) above, the Escrow Agent shall, upon receipt of written instructions in a form and substance satisfactory to the Escrow Agent, received from the Company and Lead Investor, release the Escrow Securities to the Subscribers in accordance with such written instructions, which instructions shall be in accordance with this Section 2(c). The Escrow Securities shall be released on or before the Termination Date (or, if extended, the Final Termination Date) in accordance with the written instructions of the Company and the Lead Investor, provided that the Company and the Lead Investor certify the following conditions have been met:
(a) The Lead Investor has approved the release in writing and waived the requirement for the occurrence of a "Qualified Transaction" (as such term is defined in the Purchase Agreement); or
(b)  The Company has executed definitive binding documents for a Qualified Transaction and the Qualified Transaction shall close contemporaneously with the release of the Escrow Securities following approval of the Company's stockholders as required by NASDAQ, which Qualified Transaction requires the filing by the Company of a Current Report on Form 8-K with the inclusion of audited financial statements of the target.
(d)   If by 3:00 P.M. Eastern time on the later of the Termination Date or the date stated in the Extension Notice, if any, that the Escrow Agent has received in accordance with Section 2(b) above, the Escrow Agent has not received written instructions from the Company and Lead Investor regarding the release of the Escrow Securities, then the Escrow Agent shall promptly return the Escrow Securities to the Company.  The Escrow Securities returned to the Company shall be free and clear of any and all claims of the Escrow Agent.

(e)   If the Termination Date, Final Termination Date or any date that is a deadline under this Agreement for giving the Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Business Day, then such date shall be the Business Day that immediately preceding that date. A Business Day is any day other than a Saturday, Sunday or a Bank holiday.
3.    Acceptance by Escrow Agent.  The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:
(a)   The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by Lead Investor or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so.  Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.  The names and true signatures of each individual authorized to act singly on behalf of the Company and Lead Investor are stated in Schedule II, which is attached hereto and made a part hereof. The Company and Lead Investor may each remove or add one or more of its authorized signers stated on Schedule II by notifying the Escrow Agent of such change in accordance with this Agreement, which notice shall include the true signature for any new authorized signatories.
(b)   The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith.  The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.
(c)   The Company agrees to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney's fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent's gross negligence or willful misconduct
(d)   In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Securities until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Securities to a court of competent jurisdiction.
4.    Intentionally Omitted.
5.    Resignation and Termination of the Escrow Agent.  The Escrow Agent may resign at any time by giving thirty (30) days' prior written notice of such resignation to Lead Investor and the Company.  Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depositary the Escrow Funds that it receives until the end of such 30-day period.  In such event, the Escrow Agent shall not take any action, other than receiving the Escrow Securities in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor.  Upon receipt of such written designation signed by Lead Investor and the Company, the Escrow Agent shall promptly deliver the Escrow Securities to such successor and shall thereafter have no further obligations hereunder.  If such instructions are not received within thirty (30) days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Securities held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor.  In either case provided for in this section, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Securities.

6.    Termination.  The Company and Lead Investor may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least thirty (30) days from the date of such notice.  In the event of such termination, the Company and Lead Investor shall, within thirty (30) days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and Lead Investor, turn over to such successor escrow agent all of the Escrow Securities; provided, however, that if the Company and Lead Investor fail to appoint a successor escrow agent within such thirty (30)-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof.  Upon receipt of the Escrow Securities, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Securities and under this Agreement.
7.    Intentionally Omitted.
8.    Compensation.  Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $[           ], which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorney's fees.  Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission.  To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing.

9.    Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:
If to Lead Investor:
[__]

If to the Company:
Bioptix, Inc.
1775 38th Street
Boulder, CO 80301
Attention:
Fax: _____________________

If to Escrow Agent:
Corporate Stock Transfer, Inc.
3200 Cherry Creek South Drive, Suite 430
Denver, CO 80209
Attention:
Fax:________________________

10.    General.
(a)   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York.  Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any manner permitted by applicable law and consents to the jurisdiction of said courts.  Each of the parties hereto hereby waives all right to trial by jury in any action, proceeding or counterclaim arising out of the transactions contemplated by this Agreement.
(b)   This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.
(c)   All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.
(d)   This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same.  No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.  No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e)   If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.
(f)   This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.
11.    Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.
12.    No Third-Party Beneficiaries.  This Agreement is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under or because of the existence of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.
BIOPTIX, INC.			[__]
By:		By:
	Name:		Name:
	Title:		Title:
CORPORATE STOCK TRANSFER, INC.
By:
Name:
Title:

By:
Name:
Title:

Schedule I

OFFERING DOCUMENTS

Schedule II
The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of the Company and Lead Investor.

BIOPTIX, INC.
Name		True Signature

[__]

Name	True Signature

Exhibit A

EXTENSION NOTICE

Date:

Corporate Stock Transfer, Inc.
3200 Cherry Creek South Drive, Suite 430
Denver, CO 80209

Attention:

Dear [         ]:

In accordance with the terms of Section 2(b) of an Escrow Deposit Agreement dated   [__], 2017 (the "Escrow Agreement"), by and among  Bioptix, Inc. (the "Company"), [________] (the "Lead Investor"), and Corporate Stock Transfer, Inc. (the "Escrow Agent"), the Company and Lead Investor hereby notifies the Escrow Agent that the Termination Date has been extended to  __________ __, 201_, the Final Termination Date.

Very truly yours,

BIOPTIX, INC.

By:_____________
Name:__________
Title:____________

[________]

_____________
By:_____________
Name:__________
Title:____________